SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           March 11, 2004 (March 11, 2004)

Sanders Morris Harris Group Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

0-30066	76-0583569
(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 3100, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 993-4610

(Former name or former address, if changed since last report)

Item 7.		Financial Statements and Exhibits.

	a.	Financial statements of business acquired

Not Applicable

	b.	Pro forma financial information

Not Applicable

	c.	Exhibits

99.1 Press Release.

Item 12.   Results of Operations and Financial Condition.

On March 11, 2004, Sanders Morris Harris Group Inc. issued a press release announcing its earnings for the quarter ended December 31, 2003.  A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERS MORRIS HARRIS GROUP INC.

	By:	/s/ Ben T. Morris
Ben T. Morris, Chief Executive Officer
Date: March 11, 2004